UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


_________


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 15, 2003



                       BOURBON BANCSHARES, INC.
 (Exact Name of Registrant as specified in Charter)


   Kentucky                   33-96358              61-0993464
 (State or other            (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification No.)
  incorporation)


P.O. Box 157, Paris, Kentucky                          40362-0157
(Address of principal executive offices)               (Zip code)


(859)987-1795
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)


INFORMATION TO BE INCLUDED IN THE REPORT

  Item 7. Financial Statements and Exhibits
Exhibit 99.1 - Press release dated as of April 15, 2003.
  Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition
On April 15, 2003, the Registrant issued a press release announcing its earnings release for the first quarter of 2003. A copy of this press release is attached as Exhibit 99.1.
This information, furnished under Item 9. Regulation FD Disclosure, is also intended to be furnished under Item 12. Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216.
The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOURBON BANCSHARES, INC.



Date: April 22, 2003           By      /s/ Gregory J. Dawson___
         Gregory J. Dawson
         Chief Financial Officer






Exhibit 99.1

Bourbon Bancshares Inc, parent company of Kentucky Bank, reported a 8.7% decrease in earnings for the first quarter of 2003. The company earned $1,183,000 for the quarter ended March
31, or $.42 per share, compared to $1,295,000 for last year, or $.46 per share.

Kentucky Bank ranks 16th in size among the 228 banks in the state. Among community banks in greater Lexington it ranks #2 behind only Central Bank. It is headquartered in Paris and also has offices in Winchester, Georgetown, Versailles, Nicholasville, Wilmore, Cynthiana and North Middletown


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